SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2002

           Minnesota                       000-19370             41-1503914
(State or other jurisdiction of           (Commission         (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


               5051 Highway 7, Ste. 100, St. Louis Park, MN 55416

               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (952) 922-0201

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets

     On February 28, 2002, Curative Health Services, Inc. ("Curative") acquired all of the outstanding capital stock of Apex Therapeutic Care, Inc. ("Apex") pursuant to a Stock Purchase Agreement by and among Curative and the stockholders of Apex, dated as of January 27, 2002. Through its acquisition of Apex, Curative has acquired all of the assets of Apex including customer and supplier contracts, licenses, inventory, real estate leases and office equipment. The consideration paid by Curative consisted of 1,805,969 newly issued shares of Curative common stock, $18,700,000 cash and a $5,000,000 promissory note. The purchase price for Apex was determined through arms-length negotiations between Curative and the former stockholders of Apex. The cash portion of the consideration was funded by cash on hand.

     The tangible assets acquired by Curative were used by Apex to provide pharmaceuticals, therapeutic supplies and disease management services to people with hemophilia and related bleeding disorders. Curative intends to continue to use the acquired assets in the same capacity.

     The foregoing is a summary of certain terms and conditions, is not intended to be complete and is qualified by reference to the Stock Purchase Agreement and press release describing the transaction, which are filed as exhibits to this Form 8-K, and which are hereby incorporated herein by reference.

Item 5. Other Events and Regulation FD Disclosure

     On March 7, 2002, Curative issued a press release regarding certain anticipated changes in management, which is filed as an exhibit to this Form 8-K, and which is hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          The financial statements of Apex Therapeutic Care, Inc. are not provided with this initial report. These financial statements will be provided in an amendment to this Current Report on Form 8-K within 60 days after the date that this Current Report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information

          The pro forma financial information is not provided with this initial report. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K within 60 days after the date that this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits


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     Exhibit           Description of Exhibit
     -------           ----------------------

     2 Stock Purchase Agreement by and among Curative Health Services, Inc. and the stockholders of Apex Therapeutic Care, Inc., dated as of January 27, 2002

     99.1                Press Release dated February 28, 2002

     99.2                Press Release dated March 7, 2002


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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CURATIVE HEALTH SERVICES, INC.


Date:  March ____, 2002            By  /s/ Thomas Axmacher
                                       ----------------------------------------
                                           Thomas Axmacher
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

     Exhibit        Description of Exhibit
     -------        ----------------------

     2 Stock Purchase Agreement by and among Curative Health Services, Inc. and the stockholder of Apex Therapeutic Care, Inc., dated as of January 27, 2002

     99.1           Press Release dated February 28, 2002

     99.2           Press Release dated March 7, 2002


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